ANNUAL Report
                              Sovereign Bond Fund
                                  MAY 31, 1998

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072


DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/s/Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                     By James K. Ho, CFA, Portfolio Manager

                                  John Hancock
                              Sovereign Bond Fund

                   Bond market, despite turbulence, produces
                     double-digit gains over last 12 months

Market turbulence greeted the Fund at the outset of the fiscal year with the devaluation of the Thai baht in July of 1997. Inflation fears then got the best of many investors in August, resulting in declining U.S. bond prices. While Asia's currency woes continued to quietly build steam in the following weeks, domestic bond markets shook off the yoke of nagging concern and resumed their uphill charge.

By late October and early November, the fiscal ills plaguing the Asian region spilled over into world markets, causing U.S. investment-grade corporate bonds, high-yield debt and emerging-market issues to come under considerable pressure. Worldwide, investors flocked to the relative safety of U.S. Treasury securities. As a result, U.S. corporate bonds N both high-yield and investment-grade N underperformed U.S. Treasury bonds during this period. Emerging-market debt across the globe suffered the most, plunging in either direct response to the spreading Asian crisis or in general sympathy with the Far East markets.

Relative stability returned quickly to the U.S. market, although investment-grade corporate bonds and high-yield issues have yet to keep pace with soaring Treasury bond prices. In fact, the yield on the bellwether 30-year bond has traded within a historically low range of approximately 5.69% to 6.14% since December. Emerging markets, however, have

"...opportun-istically selling most of our Asian positions..."

remained unsettled since. Bouts of volatility have continued across Asia, with the rioting in Indonesia the most recent event to impact the markets.


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Jim Jo (seated and Fund management team members (l-r): Lester Duke, Beverly Cleathero and Seth Robbins.]
--------------------------------------------------------------------------------

                    John Hancock Funds - Sovereign Bond Fund

--------------------------------------------------------------------------------
[" Chart at top left column with the heading Top Five Bond Sectors. They are numbered from 1-5. The first represents U.S. Government & Agencies 30%; The second represents Bank/Financials 20%; The third represents Utilities 12%; The fourth represents Media 7%; The fifth represents 4%. A footonote at the bottom states As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

Against this fitful backdrop, John Hancock Sovereign Bond Fund rewarded investors with a 12-month gain of 10.54% for Class A shares and 9.78% for Class B shares at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's performance was in line with that of the average corporate debt A-rated fund, which produced a gain of 10.85% at net asset value, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Emerging market exposure  trimmed

A calm,  well-researched  approach  to  investing  in emerging markets has helped the Fund weather this sector's turbulence throughout the period. Knowing when to invest and what credits to buy, sell and avoid has not been a matter of chance. We have gone to great lengths to fortify our research
staff,   employing  not  only  credit  analysts - researchers  who  scrutinize individual companies N but also a sovereign credit analyst who examines both the creditworthiness of individual governments and the economic and political landscapes of various regions. Although the Fund was not immune to the effects of the Asian currency debacle, we were able to avoid much of the carnage by opportunistically selling most of our Asian positions late last summer.

Furthermore, by carefully adjusting our allocations, we were able to sidestep troubled debt. For example, when several Japanese banks came to market a few months ago issuing


"...media, telecommunications and utilities... were dominant sectors..."

attractively priced, high-yielding securities that carried an investment-grade rating, many fund managers, including ourselves, found the issues too compelling to ignore. However, we soon determined that the risk was not worth the potential reward and sold our stake - a timely maneuver since the bonds have dropped considerably in price since. To date, we have continued to avoid most Asian debt, believing the investment environment remains murky. Our small investment in Latin American bonds has come under pressure recently along with most emerging market debt; however, we believe the securities are well positioned to fully recover.

Corporate  bond   diversification

The  Fund  remains  broadly
diversified across American industry in the corporate bond arena - the sector of the market that generally accounts for the bulk of the Fund's assets. Holdings in media, telecommunications and utilities, however, were dominant sectors at the period's end. Merger and acquisition activity, deregulation and consolidation have been the ongoing catalysts of change and opportunity in these industries. The relative underperformance of high-yield and investment-grade


--------------------------------------------------------------------------------
["Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers. The first listing is Nextel Communications followed by an up arrow and the phrase "Increasing market share, dominant player". The second listing is Qwest Communications followed by a up arrow with the phrase "Strong growth in company and industry". The third listing is Zilog followed by a down arrow with the phrase "Semiconductor sector hurt by Asia slowdown" Footnote at the bottom states See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

                    John Hancock Funds - Sovereign Bond Fund

["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 2% with the 12% at the top and 0% at the bottom. The first represents the 10.54% total return for John Hanacock Sovereign Bond Fund:
Class A. The second represents the 9.78% total return for John Hancock Sovereign Bond Fund: Class B. The third represents the 10.85% total return for Average corporate debt A-rated fund. A Footnote below reads " Total returns for John Hancock Sovereign Bond Fund are at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc. See the following two pages for histroical performance infomation."]

corporate bonds in the latter half of the fiscal year allowed us to add to existing positions and purchase new holdings at attractive prices. Notable performers in these categories included telecommunications companies TCI Communications and Nextel Communications; utilities Long Island Lighting Co. and Cleveland Electric Illuminating Co. and media companies Time Warner, Adelphia Communications and News America Holdings.

Duration and yield curve strategies

While duration and yield curve strategies are not our primary focus, we will capitalize on opportunities as they present themselves. For most of the fiscal year, the Fund's average duration - a measure of the Fund's sensitivity to interest rate changes - remained relatively neutral in comparison to its benchmark. In the period's first half, we aligned the Fund's government securities at opposite ends of the yield curve, owning both short- and long-term securities. This structure, known as a "barbell," helped optimize the Fund's total return potential as the difference in short- and long-term interest rates narrowed and the yield curve flattened. In the second half of the period, we took steps to position for the possibility that the yield curve might steepen, redeploying assets in intermediate-term securities at the middle part of the curve. This "bullet" strategy historically works well when the difference between the interest rates of short- and long-term securities widens. Such a move may have been a bit premature in hindsight, since the curve has remained flat; however, we believe it will best serve the Fund should the yield curve steepen as we anticipate in the months ahead.

More challenges ahead

As we enter fiscal 1999, the Fund is somewhat defensively positioned, with an emphasis on corporate sectors that stand to perform well regardless of economic swings. We believe at some point down the road there may be


"...the Fund is somewhat defensively positioned..."

opportunities to capture some value in emerging-market issues, but for now extreme caution is the watchword. The crisis in Asia is just now starting to take a bit of steam out of the robust U.S. economy, although whether it serves to stave off inflation remains to be seen. How this situation affects U.S. corporations bears close monitoring. Whatever occurs, selectivity in terms of credit quality and price will remain our focus.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                    John Hancock Funds - Sovereign Bond Fund

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A

For the period ended March 31, 1998

                                                  ONE      FIVE     TEN
                                                  YEARS    YEARS    YEARS
                                                  ----     -----    -----
Cumulative Total Returns                          6.89%   36.64%   127.72%
Average Annual Total Returns                      6.89%    6.44%     8.58%

CLASS B

For the period ended March 31, 1998

                                                                   SINCE
                                                           ONE     INCEPTION
                                                           YEAR    (11/23/93)
                                                           ----     ----------
Cumulative Total Returns                                   6.15%    30.72%
Average Annual Total Returns                               6.15%     6.35%

YIELDS

As of May 31, 1998

                                                                    SEC 30-DAY
                                                                    YIELD
                                                                    ----------
John Hancock Sovereign Bond Fund: Class A                            5.95%
John Hancock Sovereign Bond Fund: Class B                            5.53%

                    John Hancock Funds - Sovereign Bond Fund

WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index, an unmanaged index that mirrors the investment objectives and characteristics of the Fund. Past performance is not indicative of future results.

*No contingent deferred sales charge applicable.


--------------------------------------------------------------------------------
Sovereign Bond Fund
Class A shares

Line chart with the heading Sovereign Bond Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Sovereign Bond Fund on May 31, 1988, before sales charge, and is equal to $24,475 as of May 31, 1998. The second line represents the value of the Lehman Brothers Corporate Bond Index and is equal to $23,899 as of May 31, 1998. The third line represents the value of the Sovereign Bond Fund, after sales charge, and is equal to $23,373 as of May 31, 1998.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sovereign Bond Fund
Class B shares

Line chart with the heading Sovereign Bond Fund Class B representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Corporate Bond Index and is equal to $13,437 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Bond Fund, on November 23, 1993, and is equal to $13,417 as of May 31, 1998. The third line represents the value of the Sovereign Bond Fund, after sales charge, and is equal to $13,217 as of May 31, 1998.
--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments at value - Note C:
  Bonds (cost - $1,376,559,912) ......................      $1,404,649,664
  Preferred stocks and warrants
   (cost - $22,878,714) ..............................          23,262,565
  Joint repurchase agreement
   (cost - $95,142,000) ..............................          95,142,000
  Corporate savings account ..........................              18,097
                                                            --------------
                                                             1,523,072,326
Receivable for investments sold ......................          23,931,169
Receivable for shares sold ...........................           1,077,896
Interest receivable ..................................          24,305,882
Other assets .........................................             108,367
                                                            --------------
                    Total Assets .....................       1,572,495,640
                    ------------------------------------------------------
Liabilities:
  Payable for investments purchased ..................          76,595,583
  Payable for shares repurchased .....................             102,046
  Dividend payable ...................................             712,386
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .........................             1,175,783
  Accounts payable and accrued expenses ..............             198,685
                                                            --------------
                    Total Liabilities ................          78,784,483
                    ------------------------------------------------------
Net Assets:
  Capital paid-in ....................................       1,492,295,029
  Accumulated net realized loss on
   investments and financial futures
   contracts .........................................         (26,783,437)
  Net unrealized appreciation of investments .........          28,485,340
  Distributions in excess of net
   investment income .................................            (285,775)
                                                            --------------
                    Net Assets .......................      $1,493,711,157
                    ------------------------------------------------------
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding- unlimited number of shares
   authorized with no par value)
Class A - $1,327,727,687/87,043,498 ..................              $15.25
==========================================================================
Class B N $165,983,470/10,881,585  ...................              $15.25
==========================================================================
Maximum Offering Price Per Share*
Class A - ($15.25 x 104.71%) .........................              $15.97
==========================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1998
-----------------------------------------
Investment Income:
  Interest ...........................................        $119,799,270
  Dividends (net of foreign
   withholding taxes of $14,416) .....................             114,373
                                                            --------------
                                                               119,913,643
                                                            --------------
Expenses:
  Investment management fee- Note B ..................           7,529,287
  Distribution and service fee- Note B
   Class A ...........................................           4,069,321
   Class B ...........................................           1,498,695
  Transfer agent fee- Note B .........................           3,493,318
  Custodian fee ......................................             279,280
  Financial services fee- Note B .....................             267,540
  Trustees' fees .....................................              90,692
  Registration and filing fees .......................              43,603
  Auditing fee .......................................              42,000
  Printing ...........................................              30,277
  Miscellaneous ......................................              25,258
  Legal fees .........................................               4,683
                                                            --------------
                    Total Expenses ...................          17,373,954
                    ------------------------------------------------------
                    Net Investment Income ............         102,539,689
                    ------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
  Net realized gain on investments sold ..............           5,750,766
  Net realized gain on financial futures
   contracts .........................................             195,978
  Change in net unrealized appreciation/
   depreciation of investments .......................          41,951,372
  Change in net unrealized appreciation/
   depreciation of financial futures
   contracts .........................................             (71,000)
                                                            --------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts.......          47,827,116
                    -------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ........        $150,366,805
                    ------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------

                                                                       PERIOD FROM
                                                   YEAR ENDED          JANUARY 1, 1997      YEAR ENDED
                                                   DECEMBER 31, 1996   TO MAY 31, 1997(1)   MAY 31, 1998
                                                   -----------------   ------------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .........................    $113,173,641         $45,682,556      $102,539,689
  Net realized gain (loss) on investments sold
   and financial futures contracts ..............      (7,543,254)         (2,662,527)        5,946,744
  Change in net unrealized appreciation/
   depreciation of investments and financial
   futures contracts ............................     (45,633,903)        (10,582,752)       41,880,372
                                                   --------------       -------------    --------------
   Net Increase in Net Assets Resulting
   from Operations ..............................      59,996,484          32,437,277       150,366,805
                                                   --------------       -------------    --------------
Distributions to Shareholders:
  Distributions from net investment income
   Class A- ($1.0858, $0.4449 and $1.0541
   per share, respectively) .....................    (105,555,822)        (41,557,976)      (93,841,029)
   Class B- ($0.9813, $0.4021 and $0.9471
   per share, respectively) .....................      (7,590,937)         (3,536,786)       (9,295,588)
                                                   --------------       -------------    --------------
  Total Distributions to Shareholders ...........    (113,146,759)        (45,094,762)     (103,136,617)
                                                   --------------       -------------    --------------
From Fund Share Transactions- Net:* .............     (30,564,714)        (42,760,453)      (48,328,644)
                                                   --------------       -------------    --------------
Net Assets:
  Beginning of period ...........................   1,633,942,540       1,550,227,551     1,494,809,613
                                                   --------------       -------------    --------------

  End of period (including undistributed net
  investment income of $26,882 and $614,676
  respectively, and distributions in excess
  of net investment income of $285,775)..........  $1,550,227,551      $1,494,809,613    $1,493,711,157
                                                   ==============      ==============    ==============
* Analysis of Fund Share Transactions:

                                                                      PERIOD FROM
                                      YEAR ENDED                     JANUARY 1, 1997            YEAR ENDED
                                      DECEMBER 31, 1996              TO MAY 31, 1997(1)         MAY 31, 1998
                                      --------------------       ----------------------      -----------------
                                      SHARES        AMOUNT       SHARES         AMOUNT       SHARES     AMOUNT
                                      ------        ------       ------         -------      ------     ------
CLASS A
 Shares sold ......................  12,026,163  $178,554,337  15,151,869  $223,145,238   13,358,697   $202,416,255
 Shares issued to shareholders
 in reinvestment of distributions..   5,504,983    81,567,467   2,161,346    31,871,020     4,785,248    72,548,258
                                    -----------  ------------ ----------- -------------  ------------  ------------
                                     17,531,146   260,121,804  17,313,215   255,016,258    18,143,945   274,964,513
 Less shares repurchased .......... (22,184,916) (329,117,996)(20,200,777) (297,599,361)  (23,250,555) (352,004,533)
                                    -----------  ------------ ----------- -------------  ------------  ------------
 Net decrease .....................  (4,653,770) ($68,996,192) (2,887,562) ($42,583,103)   (5,106,610) ($77,040,020)
                                    ===========  ============ =========== =============  ============  ============
CLASS B
 Shares sold ......................   6,495,177   $96,388,497   1,583,824   $23,396,615     3,527,995   $53,560,903
 Shares issued to
 shareholders in reinvestment
 of distributions .................     297,182     4,401,471     137,791     2,031,711       347,196     5,266,476
                                    -----------  ------------ ----------- -------------  ------------  ------------
                                      6,792,359   100,789,968   1,721,615    25,428,326     3,875,191    58,827,379
Less shares repurchased ...........  (4,203,557)  (62,358,490) (1,730,811)  (25,605,676)   (1,984,859)  (30,116,003)
                                    -----------  ------------ ----------- -------------  ------------  ------------
Net increase (decrease) ...........   2,588,802   $38,431,478      (9,196)    ($177,350)    1,890,332   $28,711,376
                                    ===========  ============ =========== =============  ============  ============

(1) Effective May 31, 1997, the fiscal period end changed from December 31 to May 31.







The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

Financial Highlights

Selected data for a share of beneficial  interest  outstanding  throughout  each period  indicated,  investment  returns,  key ratios and  supplemental  data are listed as follows:
--------------------------------------------------------------------------------

                                                 YEAR ENDED DECEMBER 31,              PERIOD FROM
                                            ---------------------------------         JANUARY 1, 1997     YEAR ENDED
                                              1993       1994        1995       1996  TO MAY 31, 1997(6)  MAY 31, 1998
                                              ----       ----        ----       ----  ------------------  ------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period...      $15.29     $15.53      $13.90     $15.40      $14.90           $14.78
                                         ---------- ----------  ---------- ----------  ----------       ----------
Net Investment Income .................        1.14       1.12        1.12       1.09        0.44             1.05(7)
Net Realized and Unrealized Gain
(Loss) on Investments and Financial
Futures Contracts .....................        0.62      (1.55)       1.50      (0.50)      (0.12)            0.47
                                         ---------- ----------  ---------- ----------  ----------       ----------
Total from Investment Operations ......        1.76      (0.43)       2.62       0.59        0.32             1.52
                                         ---------- ----------  ---------- ----------  ----------       ----------
Less Distributions:
Dividends from Net Investment
Income ................................       (1.14)     (1.12)      (1.12)     (1.09)      (0.44)           (1.05)
Distributions from Net Realized
Gain on Investments Sold and
Financial Futures Contracts ...........       (0.38)     (0.08)         -          -           -                -

Total Distributions ...................       (1.52)     (1.20)      (1.12)     (1.09)      (0.44)           (1.05)

Net Asset Value, End of Period ........      $15.53     $13.90      $15.40     $14.90      $14.78           $15.25
                                         ========== ==========  ========== ==========  ==========       ==========
Total Investment Return at Net
Asset Value(1) ........................      11.80%     (2.75%)     19.40%      4.11%       2.22%(3)        10.54%
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted) ........................  $1,505,754 $1,326,058  $1,535,204 $1,416,116  $1,361,924       $1,327,728
Ratio of Expenses to Average
Net Assets ............................       1.41%      1.26%       1.13%      1.14%       1.11%(4          1.08%
Ratio of Net Investment Income
to Average Net Assets .................       7.18%      7.74%       7.58%      7.32%       7.38%(4)         6.90%
Portfolio Turnover Rate ...............        107%        85%        103%(5)    123%         58%             198%

                       SEE NOTES TO FINANCIAL STATEMENT.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                 YEAR ENDED DECEMBER 31,              PERIOD FROM
                                            ------------------------------------------JANUARY 1, 1997     YEAR ENDED
                                              1993       1994        1995       1996  TO MAY 31, 1997(6)  MAY 31, 1998
                                              ----       ----        ----       ----  ------------------  ------------
CLASS B(2)
Per Share Operating Performance
Net Asset Value, Beginning of Period...      $15.90     $15.52      $13.90     $15.40      $14.90           $14.78
                                         ---------- ----------  ---------- ----------  ----------       ----------
Net Investment Income .................        0.11       1.04        1.02       0.98        0.40             0.95(7)
Net Realized and Unrealized Gain
(Loss) on Investments and Financial
Futures Contracts .....................          -       (1.54)       1.50      (0.50)      (0.12)            0.47
                                         ---------- ----------  ---------- ----------  ----------       ----------
Total from Investment Operations               0.11      (0.50)       2.52       0.48        0.28             1.42
                                         ---------- ----------  ---------- ----------  ----------       ----------
Less Distributions:
Dividends from Net Investment Income...       (0.11)     (1.04)      (1.02)     (0.98)      (0.40)           (0.95)
Distributions from Net Realized
Gain on Investments Sold and
Financial Futures Contracts ...........       (0.38)     (0.08)         -          -           -                -
                                         ---------- ----------  ---------- ----------  ----------       ----------
 Total Distributions ..................       (0.49)     (1.12)      (1.02)     (0.98)      (0.40)           (0.95)
                                         ---------- ----------  ---------- ----------  ----------       ----------
Net Asset Value, End of Period ........      $15.52     $13.90      $15.40     $14.90      $14.78           $15.25
                                         ========== ==========  ========== ==========  ==========       ==========
Total  Investment  Return at Net
Asset  Value(1)........................       0.90%(3)  (3.13%)     18.66%      3.38%       1.93%(3)         9.78%

Ratios and  Supplemental  Data
Net Assets,  End of Period (000s
omitted) ..............................      $4,125    $40,299     $98,739   $134,112    $132,885         $165,983
Ratio of Expenses to Average
Net Assets ............................       1.63%(4)   1.78%       1.75%      1.84%       1.81%(4)         1.78%
Ratio of Net Investment  Income
to Average Net Assets .................       0.57%(4)   7.30%       6.87%      6.62%       6.68%(4)         6.18%
Portfolio Turnover Rate ...............        107%        85%        103%(5)    123%         58%             198%

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(2)  Class B shares commenced operations on November 23, 1993.
(3)  Not annualized.
(4)  Annualized.
(5)  Portfolio turnover excludes merger activity.
(6) Effective May 31, 1997, the fiscal period end changed from December 31 to May 31.
(7)  Based on the average of the shares outstanding at the end of each month.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Sovereign Bond Fund on May 31, 1998. It's divided into three main categories:
bonds, preferred stocks and warrant, and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
BONDS
Aerospace (0.51%)
 Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2
  08-15-14 (R) ..............................  10.910%        BBB-    $5,800     $7,570,160
                                                                                 -----------
Automobile/Trucks (0.74%)
 ERAC USA Finance Co.,
  Note 02-15-05 (R) .........................    6.625         BBB      6,200      6,183,260
General Motors Corp.,
  Bond 05-01-28 .............................    6.750           A      4,855      4,855,000
                                                                                 -----------
                                                                                  11,038,260
                                                                                 -----------
Banks -D Foreign (3.93%)
 Abbey National First Capital, B.V.,
  Sub Note (United Kingdom)
  10-15-04 (Y) ..............................    8.200         AA-     10,000     10,985,800
 African Development Bank,
  Sub Note (Supra National)
   12-15-03 (Y) .............................    9.750         AA-      8,000      9,378,960
 International Bank for Reconstruction
  & Development, Deb (Supra National)
  09-01-16 (Y) ..............................    8.250         AAA      5,000      6,169,450
 Landeskreditbank Baden-D Wuerttemberg,
  Sub Note (Germany) 02-01-23 (Y) ...........    7.625         AAA      6,820      7,806,308
 RBSG Capital Corp.,
  Gtd Cap Note 03-01-04 .....................   10.125          A+     10,605     12,502,553
 Scotland International Finance No.
  2 B.V., Gtd Sub Note (Netherlands)
  11-01-06 (R) (Y) ..........................    8.850          A+     10,250     11,832,190
                                                                                 -----------
                                                                                  58,675,261
                                                                                 ===========
Banks -D United States (3.72%)
 ABN-Amro Bank N.V. -D Chicago Branch,
 Gtd Sub Deb 05-31-05 .......................    7.250         AA-      5,000      5,262,800
 Bank of New York,
  Cap Security 12-01-26 (R) .................    7.780          A-      5,425      5,675,093
BankBoston NA,
  Sub Note 03-25-08 .........................    6.375          A2      4,515      4,494,728
Barclays North American Capital Corp.,
 Gtd Cap Note 05-15-21 ......................    9.750         AA-      8,925     10,017,063
National Westminster Bank Plc- New York
Branch, Sub Note 05-01-01 ...................    9.450         AA-     10,000     10,871,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Banks- United States (continued)
 NB Capital Trust IV,
 Gtd Cap Security 04-15-27 ..................   8.250%          A-     $4,880     $5,418,166
 Security Pacific Corp.,
  Medium Term Sub Note 05-09-01 .............   10.360          A1      6,000      6,697,980
  Sub Note 11-15-00 .........................   11.500           A      6,400      7,184,576
                                                                                 -----------
                                                                                  55,622,106
                                                                                 -----------
Building (0.17%)
 M.D.C. Holdings, Inc.,
 Sr Note 02-01-08 ...........................    8.375         BB-      2,560      2,528,000
                                                                                 -----------
Business Services - Misc (0.22%)
 Wesco Distribution, Inc.,
 Sr Sub Note 06-01-08 (R) + .................    9.125           B      3,240     3,240,000
                                                                                 -----------
Containers (0.22%)
 Stone Container Corp.,
 Unit (Sr Sub Deb & Supplemental
 Interest Cert) 04-01-02 ....................   12.250          B-      3,235      3,323,963
                                                                                 -----------
Cosmetics & Personal Care (0.64%)
 Global Health Sciences, Inc.,
 Sr Note 05-01-08 (R) .......................   11.000          B+      2,455      2,405,900
 Johnson & Johnson,
 Deb 11-15-23 ...............................    6.730         AAA      6,750      7,093,103
                                                                                 -----------
                                                                                   9,499,003
                                                                                 -----------
Diversified Operations (0.17%)
 Perez Companc S.A.,
 Bond (Argentina) 07-15-07 (Y)...............    8.125        BBB-      2,650      2,491,000
                                                                                 -----------
Electronics (0.19%)
 Zilog, Inc.,
 Sr Sec Note 03-01-05 (R) ...................    9.500           B      3,500      2,835,000
                                                                                 -----------
Energy (1.16%)
 AES Corp.,
  Sr Sub Note 07-15-06 ......................   10.250          B+      6,005      6,530,438
  Sr Sub Note 08-15-07 ......................    8.375          B+      3,435      3,460,763
 CalEnergy Company, Inc.,
  Sr Note 09-15-06 ..........................    9.500         BB+      4,115      4,441,237
 P & L Coal Holdings Corp.,
  Sr Sub Note 05-15-08 (R)...................    9.625           B      2,850      2,917,688
                                                                                 -----------
                                                                                  17,350,126
                                                                                 -----------
Finance (4.13%)
 Chrysler Financial Corp.,
  Deb 11-01-99 ..............................   12.750           A      3,000      3,269,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Finance (continued)
 CIT Group Holdings, Inc.,
  Deb 03-15-01 ..............................   9.250%           A      $5,000    $5,408,200
 Citibank Credit Card Master Trust I,
  Pass Thru Ctf Ser 1998-2 Class A
  01-15-10 ..................................    6.050         Aaa         890       882,769
 Constitution Capital Trust I,
  Gtd Cap Security 04-15-27 (R)..............    9.150         BBB       3,725     4,110,687
 DR Investments,
  Sr Note 05-15-07 (R) ......................    7.450          A-       4,500     4,808,295
 General Motors Acceptance Corp.,
  Medium Term Note 04-06-00 .................    5.850          A2       3,900     3,895,125
 Merrill Lynch Mortgage Investors, Inc.,
  Sub Bond Ser 1992-B Class B 04-15-12.......    8.500         Aaa       2,273     2,336,230
 Midland American Capital Corp.,
  Gtd Deb 11-15-03 ..........................   12.750           A      19,932    20,505,842
 Niantic Bay Fuel Trust,
  Bond 06-04-03 (R) + .......................    8.590          B+       2,350     2,350,000
 Standard Credit Card Master Trust,
  Credit Card Part Ctf Ser 1995-10
  Class A 02-07-01 ..........................    5.900         AAA       4,580     4,585,725
 United Companies Financial Corp.,
  Sr Note 01-15-04 ..........................    7.700         BB+       5,420     5,336,153
 Yanacocha Receivables Master Trust,
  Pass Thru Cert Ser 1997-A 06-15-05 (R).....    8.400        BBB-       4,302     4,284,312
                                                                                 -----------
                                                                                  61,773,038
                                                                                 -----------
Food (0.22%)
 Mastellone Hermanos S.A.,
  Sr Bond (Argentina) 04-01-08 (R) (Y) ......   11.750          B+       3,240     3,288,600
                                                                                 -----------
Funeral Services & Related (0.67%)
 Loewen Group International, Inc.,
 Gtd Sr Note Ser 4 10-15-03 .................    8.250         BB+       6,860     7,014,350
 Note 06-01-08 (R) ..........................    7.600         BB+       2,950     2,960,532
                                                                                 -----------
                                                                                   9,974,882
                                                                                 -----------
Glass Products (0.30%)
 VICAP S.A. de C.V.,
 Gtd Sr Note (Mexico) 05-15-07 (R) (Y).......   11.375          B+       4,140     4,429,800
                                                                                 -----------
Government - Foreign (2.38%)
Nova Scotia, Province of,
 Deb (Canada) 04-01-22 (Y) ..................    8.750          A-       7,500     9,523,875
Panama, Republic of,
  Note (Panama) 02-13-02 (R) (Y) ............    7.875         BB+       6,435     6,386,738
Quebec, Province of,
 Deb (Canada) 10-01-13 (Y) ..................   13.000          A+      11,000    11,758,670
 Deb (Canada) 09-15-14 (Y) ..................   13.250          A+       1,000     1,129,590

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Government - Foreign (continued)
 Saskatchewan, Province of,
 Bond (Canada) 12-15-20 (Y)..................   9.375%           A      5,000     $6,721,800
                                                                                 -----------
                                                                                  35,520,673
                                                                                 -----------
Government - U.S. (21.41%)
 United States Treasury,
  Bond 08-15-17 .............................    8.875         AAA      9,667     53,153,780
  Bond 05-15-18 .............................    9.125         AAA      7,075     64,750,250
  Bond 02-15-23 .............................    7.125         AAA      2,219     71,989,250
  Note 11-30-99 .............................    7.750         AAA      3,270      3,371,174
  Note 05-15-01 .............................    8.000         AAA      5,791     38,111,688
  Note 05-15-02 .............................    7.500         AAA      8,775     20,013,024
  Note 08-15-03 .............................    5.750         AAA      2,890     12,982,679
  Note 02-15-05 .............................    7.500         AAA      7,420     30,230,550
  Note 07-15-06 .............................    7.000         AAA      3,207     25,172,401
                                                                                 -----------
                                                                                 319,774,796
                                                                                 -----------
Government - U.S. Agencies (8.99%)
 Federal Home Loan Mortgage Corp.,
 20 Yr Pass Thru Ctf 01-01-16 ...............   11.250         AAA      1,057      1,183,146
Federal National Mortgage Assn.,
 15 Yr SF Pass Thru Ctf 01-25-05 ............    8.000         AAA      0,000     10,334,300
 15 Yr SF Pass Thru Ctf 02-01-08 ............    7.500         AAA      2,238      2,305,931
 15 Yr SF Pass Thru Ctf 06-01-10 + ..........    7.000         AAA      4,530      4,619,150
 30 Yr Pass Thru Ctf 03-01-24 + .............    6.500         AAA      3,715      3,692,933
 30 Yr SF Pass Thru Ctf 10-01-23 ............    7.000         AAA      7,291      7,402,968
 Note 02-15-11 + ............................    6.500         AAA      0,980     11,041,708
 Pass Thru Ctf Ser 1997-M8 Class
 A-1 01-25-22 ...............................    6.940         AAA      3,464      3,582,951
Financing Corp.,
 Bond 02-08-18 ..............................    9.400         AAA      7,000      9,583,420
Government National Mortgage Assn.,
 30 Yr Pass Thru Ctf 12-01-99 + .............    7.000         AAA      7,450      7,566,369
 30 Yr Pass Thru Ctf 02-15-25 + .............    7.500         AAA      2,610     12,996,118
 30 Yr Pass Thru Ctf 01-01-27 + .............    8.000         AAA      6,060     16,697,261
 30 Yr SF Pass Thru Ctf 02-15-24
 to 09-15-25 ................................    7.500         AAA      8,106     18,674,113
 30 Yr SF Pass Thru Ctf 11-15-22 ............    8.000         AAA      4,479      4,676,103
 30 Yr SF Pass Thru Ctf 07-15-16
 to 01-15-25 ................................    9.000         AAA      3,394     14,461,729
 30 Yr SF Pass Thru Ctf 11-15-19
 to 05-15-21 ................................    9.500         AAA      2,981      3,228,884
 30 Yr SF Pass Thru Ctf 06-15-20
 to 03-15-25 ................................   10.000         AAA      1,712      1,895,471
 30 Yr SF Pass Thru Ctf 01-15-16 ............   10.500         AAA         80         88,432
 30 Yr SF Pass Thru Ctf 01-15-16 ............   11.000         AAA        191        214,263
                                                                                 -----------
                                                                                 134,245,250
                                                                                 -----------
Insurance (4.89%)
 Equitable Life Assurance Society of
 the United States, Surplus Note
 12-01-05 (R) ...............................    6.950           A      6,050      6,241,785

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Insurance (continued)
 Fairfax Financial Holdings Ltd.,
 Note (Canada) 04-15-26 (Y) .................   8.300%        BBB+      $6,440    $7,155,806
 Liberty Mutual Insurance Co.,
 Surplus Note 05-04-07 (R) ..................    8.200          A+      10,000    11,207,800
 Surplus Note 10-15-26 (R) ..................    7.875          A2       3,990     4,406,237
 Massachusetts Mutual Life
 Insurance Co., Surplus Note 11-15-23 (R)....    7.625          AA      10,450    11,599,187
NAC Re Corp.,
 Note 06-15-99 ..............................    8.000          A-       3,360     3,421,118
New York Life Insurance Co.,
 Surplus Note 12-15-23 (R) ..................    7.500         AA-      15,000    15,467,250
Sun Canada Financial Co.,
 Gtd Sub Note 12-15-07 (R) ..................    6.625          AA       7,250     7,476,563
URC Holdings Corp.,
 Sr Note 06-30-06 (R) .......................    7.875          A-       5,665     6,070,671
                                                                                 -----------
                                                                                  73,046,417
                                                                                 -----------

Leisure (1.20%)
Mohegan Tribal Gaming Authority,
 Sr Sec Note Ser B 11-15-02 .................   13.500         BB+       1,500     1,912,500
 Showboat Marina Casino Partnership/
 Finance Corp., 1st Mtg Note Ser B 03-15-03..   13.500         BB-       5,000     5,850,000
Sun International Hotels Ltd.,
 Gtd Sr Sub Note (Bahamas) 03-15-07 (Y)......    9.000          B+       2,000     2,100,000
 Gtd Sr Sub Note (Bahamas) 12-15-07 (Y) .....    8.625          B+       2,225     2,291,750
Trump Hotels & Casino Resorts Funding,
 Inc./Holdings, L.P., Sr Note 06-15-05.......   15.500          B-       5,150     5,819,500
                                                                                 -----------
                                                                                  17,973,750
                                                                                 -----------
Machinery (0.18%)
Newcor, Inc.,
 Sr Sub Note 03-01-08 (R) ...................    9.875          B-       2,665     2,698,313
                                                                                 -----------
Media (6.58%)
Adelphia Communications Corp.,
 Sr Note Ser B 10-01-02 .....................    9.250          B3       4,750     4,880,625
CBS Corp.,
 Sr Note 05-20-05 (R) .......................    7.150          BB       2,960     2,970,153
Century Communications Corp.,
 Sr Note 08-15-00 ...........................    9.500         BB-       2,545     2,653,163
Clear Channel Communications, Inc.,
 Deb 10-15-27 ...............................    7.250        BBB-       4,515     4,634,196
Comcast Cable Communications Inc.,
 Note 05-01-17 ..............................    8.875        BBB-       1,435     1,708,425
Comcast Corp.,
 Sr Sub Deb 07-15-12 ........................   10.625         BB+       5,425     6,937,110

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Media (continued)
 Continental Cablevision, Inc.,
 Sr Sub Deb 06-01-07 ........................  11.000%        BBB-     $12,205   $13,376,802
CSC Holdings, Inc.,
 Sr Note 12-15-07 ...........................    7.875         BB+       4,070     4,212,450
Garden State Newspapers, Inc.,
 Sr Sub Note Ser B 10-01-09 .................    8.750          B+       2,365     2,400,475
Granite Broadcasting Corp.,
 Sr Sub Note 05-15-08 (R) ...................    8.875          B-       1,405     1,405,000
Le Groupe Videotron Ltee,
 Sr Note (Canada) 02-15-05 (Y) ..............   10.625         Ba3       1,750     1,917,598
News America Holdings, Inc.,
 Gtd Sr Deb 08-10-18 ........................    8.250        BBB-       3,855     4,283,830
Rogers Cablesystems Ltd.,
 Sr Note Ser B (Canada) 03-15-05 (Y).........   10.000         BB+       8,000     8,840,000
 Sec Second Priority Note (Canada)
 08-01-02 (Y) ...............................    9.625         BB+       2,585     2,765,950
SFX Broadcasting, Inc.,
 Sr Sub Note Ser B 05-15-06 .................   10.750          B-       4,505     4,978,025
TeleWest Communications Plc,
 Sr Deb (United Kingdom) 10-01-06 (Y) .......    9.625          B+       3,420     3,591,000
Time Warner, Inc.,
 Deb 01-15-13 ...............................    9.125        BBB-       4,620     5,616,673
TKR Cable I, Inc.,
 Sr Deb 10-30-07 ............................   10.500        BBB-      17,240    18,945,898
Ziff-Davis, Inc.,
 Sr Sub Note 05-01-08 .......................    8.500          B+       2,150     2,166,125
                                                                                 -----------
                                                                                  98,283,498
                                                                                 -----------
Medical (2.32%)
 Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y) .............   10.750          B+       2,350     2,491,000
Everest Healthcare Services Corp.,
 Sr Sub Note 05-01-08 (R) ...................    9.750          B-       3,025     3,066,594
Fesenius Medical Care Capital Trust II,
 Gtd Trust Preferred Security
 02-01-08 (R) ...............................    7.875          B+       3,480     3,475,650
Integrated Health Services, Inc.,
 Sr Sub Note 01-15-08 .......................    9.250          B-       4,240     4,346,000
MEDIQ/PRN Life Support Services, Inc.,
 Sr Sub Note 06-01-08 (R) ...................   11.000          B-       2,640     2,692,800
PharMerica, Inc.,
 Sr Sub Note 04-01-08 (R) ...................    8.375           B       2,950     2,950,000
Quest Diagnostics, Inc.,
 Sr Sub Note 12-15-06 .......................   10.750          B+       3,155     3,533,600
Sola International, Inc.,
 Note 03-15-08 ..............................    6.875        BBB-       3,600     3,576,636

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Medical (continued)
 Tenet Healthcare Corp.,
 Sr Sub Note 01-15-07 .......................   8.625%         BB-      $3,470    $3,556,750
 Sr Sub Note 12-01-08 (R) ...................    8.125         BB-       2,015     2,009,963
Watson Pharmaceuticals, Inc.,
 Sr Note 05-15-08 ...........................    7.125        BBB-       2,960     2,967,400
                                                                                 -----------
                                                                                  34,666,393
                                                                                 -----------
Metal (0.16%)
 Freeport-McMoRan Copper & Gold, Inc.,
 Sr Note 11-15-26 ...........................    7.200        CCC+       2,870     2,370,477
                                                                                 -----------
Mortgage Banking (3.41%)
 Citibank Credit Card Master Trust I,
 Pass Thru Ctf Ser 1997-7 Class A 08-15-02...    6.350         AAA       3,900     3,937,324
ContiFinancial Corp.,
 Sr Note 03-15-02 ...........................    7.500         BB+       4,200     4,206,300
ContiMortgage Home Equity Loan Trust,
 Pass Thru Ctf Ser 1995-2 Class A-5
 08-15-25 ...................................    8.100         AAA       3,865     4,040,737
Deutsche Mortgage & Asset Receiving Corp.,
 Commercial Mtg Pass Thru Ctf Ser 1998-
 C1 Class C 03-15-08 ........................    6.861          A2       3,585     3,643,256
First Plus Home Loan Trust,
 Pass Thru Ctf Ser 1998-2 Class A-5
 05-10-17 ...................................    6.610         Aaa       6,220     6,260,819
GMAC Commercial Mortgage Securities, Inc.,
 Pass Thru Ctf Ser 1997-C2 Class A-3
 11-15-07 ...................................    6.566         AAA       6,000     6,144,375
IMC Home Equity Loan Trust,
 Pass Thru Ctf Ser 1996-1 Class A-5
 12-25-13 ...................................    6.290         AAA       6,816     6,813,870
Nomura Asset Securities Corp.,
 Pass Thru Ctf Ser 1998-D6 Class A-1A
 03-17-28 ...................................    6.280         AAA       4,369     4,382,208
Salomon Brothers Mortgage Securities VII,
 Inc.,  Mtg Pass Thru Ctf Ser 1997-HUD2 Class
 A-2 07-25-24 ...............................    6.750         Aaa       3,940     4,000,440
UCFC Home Equity Loan Trust,
 Pass Thru Ctf Ser 1996-D1 Class A6
 02-15-25 ...................................    7.180         AAA       7,260     7,574,222
                                                                                 -----------
                                                                                  51,003,551
                                                                                 -----------
Oil & Gas (1.57%)
Camuzzi Gas Pampeana S.A.,
 Bond (Argentina) 12-15-01 (Y)...............    9.250        BBB-       3,475     3,535,813
Norsk Hydro ASA,
 Deb (Norway) 10-01-16 (Y) ..................    7.500           A       5,790     6,357,420
Petroleum Geo-Services,
 Sr Note (Norway) 03-30-08 (Y)...............    6.625         BBB       4,745     4,751,928
Union Pacific Resources Group, Inc.,
 Deb 05-15-28 ...............................    7.150         BBB       3,725     3,762,250
YPF Sociedad Anonima,
 Sr Note (Argentina) 03-15-03 (Y)............    7.250        BBB-       4,950     4,979,205
                                                                                   -----------
                                                                                    23,386,616
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Paper & Paper Products (0.68%)
Fort James Corp.,
 Sr Note 09-15-02 ...........................   6.500%        BBB-      $4,110    $4,130,221
Repap New Brunswick,
 Sr Note (Canada) 04-15-05 (Y) + ............   10.625        CCC+       1,635     1,675,875
S.D. Warren Co.,
 Sr Sub Note Ser B 12-15-04 .................   12.000          B+       3,945     4,369,088
                                                                                 -----------
                                                                                  10,175,184
                                                                                 -----------
Real Estate Investment Trust (0.54%)
American Health Properties, Inc.,
 Note 01-15-07 ..............................    7.500        BBB-       3,510     3,631,235
TriNet Corporate Realty Trust, Inc.,
 Note 05-15-01 ..............................    7.300        BBB-       4,395     4,477,406
                                                                                 -----------
                                                                                   8,108,641
                                                                                 -----------
Retail (0.64%)
Disco S.A.,
 Note (Argentina) 05-15-03 (R) (Y)...........    9.125          BB       2,085     2,058,938
Safeway, Inc.,
 Deb 01-15-09 ...............................   13.500         BBB       2,609     2,932,981
Southern Foods Group L.P.,
 Sr Sub Note 09-01-07 (R) ...................    9.875           B       4,455     4,588,650
                                                                                 -----------
                                                                                   9,580,569
                                                                                 -----------
Steel (0.37%)
Bayou Steel Corp.,
 1st Mtg Bond 05-15-08 (R)...................    9.500           B       2,440     2,424,750
IVACO, Inc.,
 Sr Note (Canada) 09-15-05 (Y) ..............   11.500          B+       2,795     3,084,981
                                                                                 -----------
                                                                                   5,509,731
                                                                                 -----------
Telecommunications (3.81%)
Compagnie De Radiocomunicaciones Moviles S.A.,
 Bond (Argentina) 05-08-08 (R) (Y) ..........    9.250        BBB-       1,440     1,393,200
Diva Systems Corp.,
 Unit (Sr Disc Note & Warrants),
 Step Coupon (12.625%, 03-01-03)
 03-01-08 (R) (A) ...........................     Zero          B-       4,410     2,337,300
Facilicom International,
 Sr Note 01-15-08 (R) .......................   10.500          B-       2,915     2,900,425
FLAG Ltd.,
 Sr Note (Bermuda) 01-30-08 (R) (Y) .........    8.250          B+       4,165     4,227,475
McLeodUSA, Inc.,
 Sr Note 03-15-08 (R) .......................    8.375          B+       3,515     3,515,000
MetroNet Communications Corp.,
 Sr Note (Canada) 08-15-07 (Y) ..............   12.000           B       4,625     5,318,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Telecommunications (continued)
Nextel Communications, Inc.,
 Sr Disc Note, Step Coupon (9.75%,
 02-15-99) 08-15-04 (A) .....................    Zero%        CCC+      $8,195    $7,928,663
Sr Disc Note, Step Coupon (9.95%,
 02-15-03) 02-15-08 (R) (A) .................     Zero        CCC+       3,725     2,351,406
NEXTLINK Communications, Inc.,
 Sr Note 03-15-08 (R)........................    9.000           B       1,340     1,353,400
 Sr Note 10-01-07 ...........................    9.625           B       2,415     2,463,300
Paging Network, Inc.,
 Sr Sub Note 10-15-08 .......................   10.000           B       2,650     2,742,750
Qwest Communications International, Inc.,
 Sr Note Ser B 04-01-07 .....................   10.875          B+       4,090     4,693,275
Satelites Mexicanos S.A. de C.V.,
 Sr Note (Mexico) 11-01-04 (R) (Y) ..........   10.125          B-       2,470     2,463,825
TCI Communications, Inc.,
 Sr Deb 08-01-15 ............................    8.750        BBB-       4,379     5,138,713
Telefonica de Argentina S.A.,
 Note (Argentina) 05-07-08 (R) (Y)...........    9.125        BBB-       2,280     2,211,600
Teligent, Inc.,
 Sr Note 12-01-07 ...........................   11.500         CCC       3,440     3,500,200
Viatel, Inc.,
 Unit (Sr Note & Preferred Stock Ser A)
 04-15-08 (R) ...............................   11.250        Caa1       2,345     2,438,800
                                                                                 -----------
                                                                                  56,978,082
                                                                                 -----------
Textile (0.59%)
 Tommy Hilfiger USA,
 Gtd Note 06-01-03 ..........................    6.500        BBB-       4,120     4,125,150
Unifi, Inc.,
 Note 02-01-08 (R) ..........................    6.500          A-       4,680     4,629,924
                                                                                 -----------
                                                                                   8,755,074
                                                                                 -----------
Tobacco (0.50%)
 RJR Nabisco, Inc.,
 Note 12-01-02 ..............................    8.625        BBB-       4,555     4,744,579
 Note 09-15-03 ..............................    7.625        BBB-       2,770     2,773,213
                                                                                 -----------
                                                                                   7,517,792
                                                                                 -----------
Transport (4.38%)
America West Airlines, Inc.,
 Pass Thru Ctf Ser B 01-02-08 ...............    6.930          A-       4,747     4,806,400
Continental Airlines,
 Pass Thru Ctf Ser 96-C 04-15-15 ............    9.500        BBB+       4,805     5,579,164
Enterprises Shipholding Corp.,
 Sr Note (Greece) 05-01-08 (R) (Y)...........    8.875          BB       2,295     2,283,525
Humpuss Funding Corp.,
 Gtd Note 12-15-09 (R).......................    7.720          B3       4,861     3,714,376

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Transport (continued)
Northwest Airlines, Inc.,
 Gtd Note 03-15-04 ..........................   8.375%          BB      $1,360    $1,395,918
 Pass Thru Ctf Ser 1996-1C 01-02-05 .........   10.150         BB+       3,247     3,474,079
 Pass Thru Ctf Ser 1996-1D 01-02-15 .........    8.970        BBB-       3,737     4,185,691
NWA Trust,
 Sr Note Ser A 06-21-14 .....................    9.250          A2       5,379     6,398,724
Rail Car Trust,
 Pass Thru Ser 1992-1 Class A 06-01-04 ......    7.750         AAA      14,545    15,290,849
Scandinavian Airlines System,
 Deb (Multinational) 07-20-99 (Y) ...........    9.125          A3       6,834     7,090,275
U.S. Airways, Inc.,
 Pass Thru Ctf Ser 1990-A1 03-19-05..........   11.200          BB       7,828     8,806,148
Wisconsin Central Transportation Corp.,
 Note 04-15-08 ..............................    6.625        BBB-       2,470     2,462,930
                                                                                 -----------
                                                                                  65,488,079
                                                                                 -----------
Utilities (12.45%)
Beaver Valley Funding Corp.,
 Sec Lease Oblig Bond 06-01-17 ..............    9.000         BB-       4,220     4,824,768
British Columbia Hydro and Power Auth.,
 Gtd Bond Ser FN (Canada) 09-01-13 (Y).......   12.500          AA       6,175     6,516,601
British Telecom Finance, Inc.,
 Gtd Deb (United Kingdom) 02-15-19 (Y).......    9.625         AAA       9,805    10,475,760
BVPS II Funding Corp.,
 Collateralized Lease Bond 06-01-17 .........    8.890         BB-       6,600     7,590,000
Calpine Corp.,
 Sr Note 05-15-06 ...........................   10.500         BB-       4,650     5,045,250
 Sr Note 07-15-07 ...........................    8.750         BB-       1,725     1,781,063
CE Casecnan Water & Energy Co., Inc.,
 Sr Note Ser A (Philippines) 11-15-05 (Y)....   11.450          BB       4,100     4,182,000
Cleveland Electric Illuminating Co.,
 1st Mtg Ser B 05-15-05 .....................    9.500         BB+       9,705    10,669,968
EIP Funding-PNM,
 Sec Fac Bond 10-01-12 ......................   10.250         Ba2       9,253    10,862,744
Enersis S.A.,
 Note (Cayman Islands) 12-01-16 (Y) .........    7.400         A-D       4,830     4,709,105
Fideicomiso Petacalco Trust,
 Sr Sec Note (Mexico) 12-23-09 (R) (Y).......   10.160          BB       4,190     4,273,800
First PV Funding Corp.,
 Deb Ser 86A 01-15-14 .......................   10.300         BB-       2,015     2,128,122
 Deb Ser 86B 01-15-16 .......................   10.150         BB-       2,873     3,031,561
GTE Corp.,
 Deb 11-01-20 ...............................   10.250           A       6,875     7,721,794
Hydro-Quebec,
 Gtd Bond (Canada) 02-01-21 (Y) .............    9.400          A+       4,070     5,367,190
 Gtd Deb Ser IF (Canada) 02-01-03 (Y)........    7.375          A+       7,185     7,543,747
 Gtd Deb Ser FU (Canada) 02-01-12 (Y)........   11.750          A+       5,000     7,289,850

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                                      PAR VALUE
                                               INTEREST     CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         RATING*    OMITTED)     VALUE
-------------------                            ----         -------    --------     -----
Utilities (continued)
Iberdrola International B.V.,
 Note 10-01-02  .............................   7.500%         AA-      $8,000    $8,368,000
 Sr Note (Spain) 06-01-03 (R) (Y)............    7.125         AA-       8,629     8,955,090
Long Island Lighting Co.,
 Deb 07-15-19 ...............................    8.900         BB+       3,475     3,696,914
 Deb 11-01-22 ...............................    9.000         BB+       3,205     3,649,886
 Gen Ref Mtg 07-01-24 .......................    9.625         BBB       6,530     6,570,813
 Gen Ref Mtg Bond 05-01-21 ..................    9.750         BBB      11,085    11,322,662
Midland Cogeneration Venture L.P.,
 Sec Deb Ser C-91 07-23-02 ..................   10.330         BB-       9,856    10,644,427
Midland Funding Corp. II,
 Deb Ser A 07-23-05 .........................   11.750           B       3,750     4,500,375
 Deb Ser B 07-23-06 .........................   13.250           B       1,900     2,447,219
Monterrey Power S.A. de C.V.,
 Sr Sec Bond (Mexico) 11-15-09 (R) (Y) ......    9.625          BB       2,540     2,476,500
North Atlantic Energy Corp.,
 1st Mtg Ser A 06-01-02 .....................    9.050          B+       4,800     4,937,088
Puget Sound Energy Capital Trust I,
 Gtd Cap Security Ser B 06-01-27 ............    8.231        Baa2       3,150     3,360,546
System Energy Resources, Inc.,
 1st Mtg 08-01-01 ...........................    7.710        BBB-       5,525     5,649,147
Waterford 3 Funding Corp.,
 Sec Lease Obligation Bond 01-02-17 .........    8.090        BBB-       5,085     5,335,589
                                                                                 -----------
                                                                                 185,927,579
                                                                                 -----------
                                             TOTAL BONDS
                                             (Cost $1,376,559,912)    (94.04%) 1,404,649,664
                                                                      -------- -------------


                                                                       NUMBER OF
                                                                       SHARES OR
                                                                        WARRANTS
                                                                        --------
PREFERRED STOCKS AND WARRANTS
California Federal Preferred Capital Corp.,
 9.125%, Ser A, Preferred Stock...................................       182,725   4,979,256
Connecticut Light & Power Co., 5.300%,
 Ser 1993, Preferred Stock........................................       194,398   8,845,109
MetroNet Communications Corp., Warrant
 (Canada) (Y) (R) ................................................         4,625     222,000
Time Warner, Inc., 10.25%, Ser M,
 Preferred Stock .................................................         8,120   9,216,200
                                                                                 -----------
                                             TOTAL PREFERRED STOCKS AND WARRANTS
                                                (Cost $22,878,714)        (1.56%) 23,262,565
                                                                     ----------- -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

                              FINANCIAL STATEMENTS
                    John Hancock Funds - Sovereign Bond Fund

                                                            PAR VALUE
                                               INTEREST     (000s        MARKET
ISSUER, DESCRIPTION                            RATE         OMITTED)     VALUE
-------------------                            ----         --------     -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.37%)
Investment in a joint repurchase  agreement
transaction with Toronto  Dominion,
 dated 05-29-98, due 06-01-98 (secured by
 U.S. Treasury Notes, 5.125% thru 9.25%,
 due 08-15-98  thru  11-15-05 and U.S.
 Treasury  Bonds, 6.00% thru 12.00%,  due
 08-15-13 thru 08-15-27) - Note A ...........   5.570%     $95,142   $95,142,000
                                                                    ------------

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95% ..........................                             18,097
                                                                    ------------
                 TOTAL SHORT-TERM INVESTMENTS              (6.37%)   95,160,097
                                                         ---------  ------------
                            TOTAL INVESTMENTS            (101.97%)1,523,072,326
                                                         --------- -------------
            OTHER ASSETS AND LIABILITIES, NET              (1.97%)  (29,361,169)
                                                         ---------  ------------
                             TOTAL NET ASSETS            (100.00%)$1,493,711,157
                                                         ========= =============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $219,836,205 or 14.72% of net assets as of May 31, 1998.

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

+ A portion of these securities having an aggregate value of $63,879,414 or 4.28% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with current values at least equal to the amounts of its when-issued commitments. Accordingly, the market value of $68,974,029 of United States Treasury Bonds, 7.125%, 02-15-23 has been segregated to cover the when-issued commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMETNS.

                         NOTES TO FINANCIAL STATEMETNTS

                    John Hancock Funds - Sovereign Bond Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Sovereign Bond Fund (the "Fund") is a diversified open-end investment management company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities.

The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE  AGREEMENT

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT  TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL  INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $22,827,929 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2001 N $3,894,200, May 31, 2002 N $9,347,493, May 31, 2004 N
$8,402,805 and May 31, 2005 N $1,183,431. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.






CLASS  ALLOCATIONS

Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

                         NOTES TO FINANCIALS STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

USE OF ESTIMATES

The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1998.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.


When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At May 31, 1998, there were no open positions in financial futures contracts.

NOTE  B-  MANAGEMENT  FEE  AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.50% of the first $1,500,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $500,000,000, (c) 0.40% of the next $500,000,000 and (d) 0.35% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1998, JH Funds received net sales charges of $1,444,580 with regard to sales of Class A shares. Out of this amount, $164,116 was retained and used for printing of prospectuses, advertising, sales literature and other purposes, $372,323 was paid as sales commissions to unrelated broker-dealers and $908,141 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998, contingent deferred sales charges received by JH Funds amounted to $359,205.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investment to cover the deferred compensation had unrealized appreciation of $11,737.

NOTE C- INVESTMENT  TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. Government and its agencies and short-term securities, during the year ended May 31, 1998, aggregated $1,096,959,509 and $1,187,726,604, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the year ended May 31, 1998, aggregated $1,724,339,434 and $1,640,718,324, respectively.

The cost of  investments  owned at May 31,  1998
(including the joint repurchase agreement) for federal income tax purposes was $1,495,035,201. Gross unrealized appreciation and depreciation of investments aggregated $45,606,006 and $17,586,978, respectively, resulting in net unrealized appreciation of $28,019,028.

NOTE D-

Reclassification of accounts During the year ended May 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $14,036,842, an increase in distributions in excess of net investment income of $303,523 and an increase in capital paid-in of $14,340,365. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

REPORT OF ERNST & YOUNG LLP,  INDEPENDENT  AUDITORS
To the Board of Trustees and Shareholders of John Hancock Sovereign Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Bond Fund (the "Fund"), including the schedule of investments, as of May 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Bond Fund at May 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP
Boston, Massachusetts
July 10,  1998

TAX  INFORMATION  NOTICE  (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1998.

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

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This report is for the information of shareholders of the John Hancock Sovereign
Bond Fund. It may be used as sales literature when preceded or accompanied by the current propspectus, which details charges, investment objectives and operating policies.


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